SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 5, 2004 (August 9, 2004)

JPS INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	33-27038	57-0868166
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer Identification No.)

55 Beattie Place, Suite 1510, Greenville, SC	29601
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (864) 239-3900

Item 5. Other Events.

On August 5, 2004, JPS Industries, Inc. issued a press release announcing plans to withdraw its common stock from registration under the Exchange Act of 1934, as amended. A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

The following exhibits are filed with this report:

Exhibit No.	Exhibit Description
99.1	Press Release, dated August 5, 2004.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPS INDUSTRIES, INC.

By:	/s/ CHARLES R. TUTTEROW
Name:	Charles R. Tutterow
Title:	Executive Vice President and Chief Financial Officer

Date: August 9, 2004

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INDEX OF EXHIBITS

Exhibit No.	Exhibit Description
99.1	Press Release, dated August 5, 2004.

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